Exhibit 10.1

OMNIBUS AMENDMENT AGREEMENT AND WAIVER

This Omnibus Amendment Agreement and Waiver (this “Agreement”) is dated as of January 24, 2007, by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Credit Parties”), the lending institutions party to the Credit Agreement, as hereinafter defined (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of February 22, 2005, as the same may from time to time be amended, restated or otherwise modified, which provides, among other things, for revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (the “Credit Agreement”); and

WHEREAS, the Credit Parties and the Administrative Agent are parties to the Amended and Restated Pledge and Security Agreement, dated as of February 22, 2005, as the same may from time to time be amended, restated or otherwise modified (the “Security Agreement”); and

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders desire to amend the Credit Agreement and the Security Agreement to modify certain provisions thereof; and

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders waive certain Specified Events (as defined below);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Credit Parties, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Agreement shall be defined in accordance with the Credit Agreement or the Security Agreement, as applicable.

Section 2. Amendments to Credit Agreement.

2.1 New Definition. Article I of the Credit Agreement is hereby amended to add the following new definition thereto in the appropriate alphabetical order:

““Insurance Subsidiary” shall mean Edgewater Indemnity Company, a Vermont corporation.”

2.2 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “Letter of Credit Commitment Amount” in its entirety as follows:

““Letter of Credit Commitment Amount” shall mean $4,500,000.”

2.3 Amendments to Section 3.1. Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Closing Date and prior to the date that is 60 Business Days prior to the Facility Termination Date to issue, for the account of the Borrower, any Subsidiary Guarantor or the Insurance Subsidiary (the Borrower, any such Subsidiary Guarantor or the Insurance Subsidiary, a “Letter of Credit Obligor”), and subject to and upon the terms and conditions herein set forth, such Letter of Credit Issuer agrees to issue from time to time, irrevocable standby letters of credit denominated and payable in Dollars in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent (each such letter of credit (a “Letter of Credit” and collectively, the “Letters of Credit”).”

2.4 Amendment to Section 8.10. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) In the event that at any time after the Closing Date (x) the Borrower creates, holds, acquires or at any time has any Subsidiary (other than the Excluded Subsidiary or the Insurance Subsidiary and other than a Foreign Subsidiary as to which Section 8.10(b) applies) that is not a party to the Subsidiary Guaranty, or (y) an Event of Default shall have occurred and be continuing and the Borrower has any Subsidiary (other than the Insurance Subsidiary) that is not a party to the Subsidiary Guaranty, the Borrower will immediately, but in any event within 5 Business Days, notify the Administrative Agent in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Lenders under this Section. The Borrower will, within 15 days following request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by the Required Lenders), cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (i) a joinder supplement, reasonably satisfactory in form and substance to the Administrative Agent, duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) if such Subsidiary is a corporation, resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such joinder supplement, or if such Subsidiary is not a corporation, such other evidence of the authority of such Subsidiary to execute such joinder supplement as the Administrative Agent may reasonably request. Notwithstanding the foregoing, in the event the Excluded Subsidiary shall cease to be an inactive Subsidiary or shall acquire any material assets or liabilities, the Borrower will immediately, and in any event within 5 Business Days, notify the Administrative Agent in writing of such event, referring specifically to the rights of the Administrative Agent and the Lenders under this Section. The Borrower will, within 15 days following request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by the Required Lenders), cause the Excluded Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (i) a joinder supplement, reasonably satisfactory in form and substance to the Administrative Agent, duly executed by the Excluded Subsidiary, pursuant to which the Excluded Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) such other evidence of the authority of the Excluded Subsidiary to execute such joinder supplement as the Administrative Agent may reasonably request.

(b) Notwithstanding the foregoing, (i) the Borrower shall not, unless the Administrative Agent otherwise notifies the Borrower in writing, be required to pledge its stock or other equity interests in the Insurance Subsidiary, and (ii) the Borrower shall not, unless an Event of Default shall have occurred and be continuing, be required to pledge (or cause to be pledged) more than 65% of the stock or other equity interests in any first tier Foreign Subsidiary, or any of the stock or other equity interests in any other Foreign Subsidiary, or to cause a Foreign Subsidiary to join in the Subsidiary Guaranty or to become a party to the Security Agreement or any other Security Document, if (x) to do so would subject the Borrower to liability for additional United States income taxes by virtue of Section 956 of the Code in an amount the Borrower considers material, and (y) the Borrower provides the Administrative Agent with documentation, including computations prepared by the Borrower’s internal tax officer, its independent accountants or tax counsel, reasonably acceptable to the Required Lenders, in support thereof.”

2.5 Amendment to Section 8.11. Section 8.11(a) is hereby amended and restated in its entirety as follows:

“(a) In the event that at any time after the Closing Date

(i) the Borrower or any Subsidiary acquires, or a person that has become a Subsidiary owns or holds, an interest in assets, stock, securities or any other property or interest, located in the United States or arising out of business conducted in or from the United States, that is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, the Borrower will notify the Administrative Agent in writing of such event, identifying the property or interests in question and referring specifically to the rights of the Administrative Agent and the Lenders under this Section, or

(ii) an Event of Default shall have occurred and be continuing and the Borrower or any Subsidiary at any time owns or holds an interest in any assets, stock, securities or any other property or interest, located within or outside of the United States or arising out of business conducted from any location within or outside the United States, that is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness, subject to Section 8.10(b) hereof, the Borrower will, or will cause such Subsidiary (other than the Insurance Subsidiary, and with respect to the Excluded Subsidiary, subject to the last two sentences of Section 8.10(a)) to, within 30 days, grant the Administrative Agent for the benefit of the Secured Creditors (as defined in the Security Documents) security interests and mortgages or deeds of trust, pursuant to an “Additional Security Document”) or joinder in any existing Security Document, in such assets, interests or properties of the Borrower or any Subsidiary, subject to obtaining any required consents from third parties (including third party lessors and co-venturers) necessary to be obtained for the granting of a Lien on the interests or assets involved (with the Borrower hereby agreeing to use its reasonable best efforts to obtain such consents), provided that notwithstanding the foregoing, the Borrower need not notify the Administrative Agent under this Section 8.11(a) of any Leasehold that is acquired or held by the Borrower or any Subsidiary unless the same involves a nominal or bargain purchase price option.”

2.6 Amendment to Section 9.5. Section 9.5(i) is hereby amended and restated in its entirety as follows:

“(i) (i) existing investments in any Subsidiaries as of the Closing Date, (ii) any additional investments in any Subsidiary Guarantor, and (iii) investments made after the Closing Date in the Insurance Subsidiary, provided that the maximum cumulative amount of all investments made in the Insurance Subsidiary shall not exceed the aggregate of $7,500,000, provided further that insurance premiums paid by the Borrower or any Subsidiary to the Insurance Subsidiary in the ordinary course of business shall not constitute investments under this Section 9.5.”

Section 3. Amendment to Security Agreement. Section 2.2 of the Security Agreement is hereby amended by adding the following sentence at the end thereof:

“In addition, until the Administrative Agent otherwise notifies the Borrower in writing pursuant to Section 8.10(b) of the Credit Agreement, there is specifically excluded from the Security Interest, and the term Collateral shall not include, the Borrower’s Equity Interests in the Insurance Subsidiary.”

Section 4. Waiver. The Credit Parties have notified the Administrative Agent of the following events: (i) the change of Northpark Dental Group, LLC’s name to American Dental Partners of Wisconsin, LLC (“ADP of Wisconsin”), without providing the Administrative Agent with at least 30 days prior written notice thereof pursuant to Section 4.9 of the Security Agreement; (ii) the merger of Innovative Practice Concepts, Inc., with and into American Dental Partners of Arizona, LLC, a Delaware limited liability company (“ADP of Arizona”), which merger was not permitted pursuant to Section 9.2 of the Credit Agreement; and (iii) the failure to notify the Administrative Agent, pursuant to Section 8.10(a) of the Credit Agreement, within five days of the formation of ADP of Arizona (collectively, the “Specified Events”). The Credit Parties have requested that the Administrative Agent and the Lenders permanently waive the Specified Events. The Administrative Agent and the Lenders have agreed to waive, and effective upon the satisfaction of the conditions set forth in Section 5.1 of this Agreement and then applicable retroactively to the date each Specified Event occurred, hereby waive, the Specified Events upon the terms and conditions contained herein, and hereby further agree, subject to the satisfaction of the conditions set forth in Section 5.1 of this Agreement, to refrain from declaring an Event of Default as a result of the Specified Events.

Section 5.Effectiveness.

5.1 Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(i) Agreement Executed. This Agreement shall have been executed by each Credit Party, the Administrative Agent and each Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) ADP of Arizona. ADP of Arizona shall have executed and delivered and there shall be in full force and effect (a) a Guaranty Supplement to the Subsidiary Guaranty and (b) a Security Agreement Joinder to the Security Agreement. The Administrative Agent shall have also received: (I) a certificate of the Secretary or Assistant Secretary of ADP of Arizona, certifying the names and true signatures of the officers of ADP of Arizona authorized to sign the Credit Documents to which ADP of

Arizona shall become a party and any other documents to which ADP of Arizona may become a party in connection therewith; (II) a certified copy of the limited liability company or member resolutions, as applicable, of ADP of Arizona, approving the Credit Documents to which ADP of Arizona shall become a party and any other documents to which ADP of Arizona may become a party in connection therewith; (III) an original certified copy of the Certificate of Formation of ADP of Arizona and any and all amendments and restatements thereof, certified as of a recent date by the Secretary of State of Delaware; (IV) a copy of ADP of Arizona’s operating agreement or other similar document, as applicable, certified by the Secretary or Assistant Secretary of ADP of Arizona as being true, complete and correct and in full force and effect; (V) an original good standing certificate from the Secretary of State of Delaware, dated as of a recent date, listing all charter documents affecting ADP of Arizona and certifying as to the good standing of ADP of Arizona; and (VI) original certificates of good standing from each other jurisdiction in which ADP of Arizona is authorized or qualified to do business.

(iii) Supplement to the Security Agreement. The Borrower shall have executed and delivered and there shall be in full force and effect a Supplement to the Security Agreement with respect to 100% of the Borrower’s Equity Interests in ADP of Arizona.

(iv) Perfection Certificates. The Administrative Agent shall have received a Perfection Certificate for ADP of Arizona and an updated Perfection Certificate for ADP of Wisconsin, each in form and substance satisfactory to the Administrative Agent.

(v) Lien Searches. The Administrative Agent shall have received lien search results acceptable to the Administrative Agent, listing all effective financing statements and other Liens filed against ADP of Arizona and ADP of Wisconsin.

(vi) Other Conditions. The Borrower shall have satisfied such other conditions as the Administrative Agent may reasonably request relating to the transactions contemplated hereby.

5.2 Effective Date. This Agreement shall be effective on the date upon which the conditions precedent set forth in Section 5.1 above are satisfied. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Agreement shall be effective on and after such date.

Section 6. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) such Credit Party has the legal power and authority to execute and deliver this Agreement, (b) the officer executing this Agreement on its behalf has been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof, (c) the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the organizational agreements of such Credit Party or any law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party, (d) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof, (e) as of the date hereof, such Credit Party has no claim or offset against, or defense or counterclaim to, its obligations or liabilities under the Credit Agreement or any other Credit Document, and (f) this Agreement constitutes a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

Section 7. Miscellaneous.

7.1 Waiver. Each Credit Party, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Agreement, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.2 Subsidiary Guarantors. Each Subsidiary Guarantor consents and agrees to and acknowledges the terms of this Agreement and specifically acknowledges the terms of and consents to the amendments set forth in this Agreement. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

7.3 Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the Security Agreement shall remain in full force and effect and be unaffected hereby.

7.4 Counterparts. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.5 Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

7.6 Severability. Any term or provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

7.7 Entire Agreement. This Agreement is specifically limited to the matters expressly set forth herein. This Agreement and all other instruments, agreements and documents executed and delivered in connection with this Agreement embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Agreement, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement and/or the Security Agreement.

7.8 Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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7.9 JURY TRIAL WAIVER. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF ALABAMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF CALIFORNIA, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF LOUISIANA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MARYLAND, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MICHIGAN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MISSOURI, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF NORTH CAROLINA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF OKLAHOMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF PENNSYLVANIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TENNESSEE, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF VIRGINIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

APPLE PARK ASSOCIATES, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF
ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF
WISCONSIN, LLC,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

PDHC, LTD., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL MANAGEMENT, INC.,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL PARTNERS, LP,
a Subsidiary Guarantor

By:	TEXAS DENTAL MANAGEMENT, INC.,
as its General Partner

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC., a Subsidiary Guarantor

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ADP-CFK, LLC, a Subsidiary Guarantor

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS — USA, LLC, a Subsidiary Guarantor

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC, a Subsidiary Guarantor

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MINNESOTA, LLC, a Subsidiary Guarantor

Name:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as a Lender, a Letter of Credit Issuer and
Administrative Agent

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	SVP

BANKNORTH, N.A.

By:	/s/ Jeffrey R. Wrestling
Name:	Jeffrey R. Wrestling
Title:	Senior Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Michael Ouellet
Name:	Michael Ouellet
Title:	Senior Vice President